2024 virtual investor day: Clinical insights & clinician discussion September 26, 2024 Exhibit 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “expect,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include, but are not limited to, statements concerning: the protein engineering capabilities of Mural Oncology plc (the “Company”); the potential therapeutic and commercial value, and anticipated safety profile, of the Company’s engineered IL-2, IL-12, and IL-18 cytokine programs and product candidates, including nemvaleukin alfa (“nemvaleukin”) as a cancer immunotherapy when used as monotherapy or in combination, and its broad potential utility across a wide array of tumor types and indications and its potential dosing optionality; the Company’s expectations regarding timelines and plans for the development of its engineered IL-2, IL-12, and IL-18 cytokines, including, for nemvaleukin, expectations related to ongoing clinical studies in the ARTISTRY development program, the ability of ongoing studies to support potential registration, and potential for expansion of the development program, including to explore novel combinations with other cancer treatments; the potential patient populations and market for the indications that the Company is pursuing; and the sufficiency of the Company’s existing cash resources for the period anticipated. You are cautioned that forward-looking statements are inherently uncertain. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the inherent risks and uncertainties associated with competitive developments, preclinical development, clinical trials, recruitment of patients, product development activities and regulatory approval requirements; preclinical or interim results and data from ongoing clinical studies of the Company’s cytokine programs and product candidates may not be predictive of future or final results from such studies, results of future clinical studies or real-world results; future clinical trials or future stages of ongoing clinical trials may not be initiated or completed on time or at all; the Company’s product candidates, including nemvaleukin, could be shown to be unsafe or ineffective; changes in the cost, scope and duration of development activities; the U.S. Food and Drug Administration (“FDA”) may make adverse decisions regarding the Company’s product candidates; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, and as may be updated in subsequent filings the Company may make with the SEC, which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation.

Highly Experienced Late-Stage Oncology Team Executive Team Caroline Loew, PhD CEO Vicki Goodman, MD CMO Maiken Keson-Brookes CLO Adam Cutler CFO Board of Directors Francis Cuss MB, BChir, FRCP Scott Jackson MBA – Chairman Caroline Loew PhD George Golumbeski PhD Sachiyo Minegishi MBA Benjamin Hickey MBA

Mural at a Glance

Phase 2/3

Late-Stage Trials:

- ✓ **Fully enrolled** for ARTISTRY-7 (Phase 3, PROC) and ARTISTRY-6 cohort 2 (Phase 2, mucosal melanoma)
- ✓ Ongoing discussions with FDA on ARTISTRY-6 potential **confirmatory evidence package**
- ✓ RP2D for **next generation dosing schedule** underway in ARTISTRY-6, cohorts 3 & 4 (phase 2, cutaneous melanoma)

2025 CATALYSTS:

- ➢ **Late Q1/Early Q2:** Interim OS for ARTISTRY-7[1]
- ➢ **Q2:** TLR Cohort 2 of ARTISTRY-6
- ➢ **1H:** PDR Cohort 3-mono of ARTISTRY-6 (Phase 2, CM)[2]
- ➢ **2H:** PDR Cohort 4-combo of ARTISTRY-6 (Phase 2, CM)[2]

Preclinical Assets:

4Q 2024: Candidate nominations for IL-18 and IL-12
4Q 2025: IL-18 IND submission

Cash Position:

Cash runway into 4Q 2025

Commercial Opportunity:

Significant opportunity in 2 indications with **limited available therapies** and planned indication expansion

1. Subject to event accrual
2. Subject to patient enrollment

4

Abbrev.: **CM**: cutaneous melanoma; **IL-12:** interleukin-12; **IL-18:** interleukin-18; **MM**: mucosal melanoma; **OS**: overall survival; **PDR**: preliminary data readout; **PROC**: platinum resistant ovarian cancer; **RP2D**: recommended phase 2 dose; **TLR**: topline results

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MURAL ONCOLOGY

Nemvaleukin: Engineered to unlock the efficacy potential of High Dose IL-2 for more patients

High dose (HD) IL-2 (PROLEUKIN©/aldesleukin) has proven curative potential in melanoma and RCC

- Extremely durable complete responses
- However toxic AE profile requires administration in an acute care setting, and severely limits use to the fittest patients

Nemvaleukin is a novel, stable, immediately active fusion protein

- Elegantly engineered with an 'alpha-non-alpha' structure to mitigate HD IL-2's toxicity
- Design also unlocks therapeutic effects through more selective expansion of cytotoxic $CD8^+$ T cells and NK cells

Comprehensive clinical dataset from Ph1/2 trial (ARTISTRY 1), including deep and durable responses

- Durable responses seen with monotherapy in post PD-1 cutaneous and mucosal melanoma
- Durable responses, including complete responses, seen in combination therapy with pembrolizumab in heavily pre-treated PROC patients[1]
- Manageable AE profile allows administration in outpatient setting. No capillary leak syndrome observed
- Currently in two registrational studies – mono and combination therapy

1. Data available on slide 15 of this presentation
2. ARTISTRY-7 (combination therapy), ARTISTRY-6, cohort 2 (monotherapy)

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MURAL ONCOLOGY

Pipeline Overview: 2024-2025 Milestones

Doses per 3-week cycle	Indication	*Dosing*	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	2024-2025 Milestones
5x	Platinum Resistant Ovarian Cancer (PROC) (ARTISTRY-7)	*Nemvaleukin (IV) Combination with Pembrolizumab (Potentially Registrational)*						Interim OS readout projected in late 1Q/ early 2Q 2025[1]
5x	Mucosal Melanoma (ARTISTRY-6, Cohort 2)	*Nemvaleukin (IV) Monotherapy (Potentially Registrational)*						Top-line data readout projected in 2Q 2025
2x	Cutaneous Melanoma (ARTISTRY-6, Cohort 3)	*Nemvaleukin (LFIV) Monotherapy*						Preliminary data readout projected in 1H 2025[2]
2x	Cutaneous Melanoma (ARTISTRY-6, Cohort 4)	*Nemvaleukin (LFIV) Combination with Pembrolizumab*						Preliminary data readout projected in 2H 2025[2]
2x	Advanced Solid Tumors (ARTISTRY-3)	*Nemvaleukin (LFIV) Monotherapy and Combination with Pembrolizumab*						Phase 2 dose selected in 1Q 2024

Program	***Mechanism***	2024-2025 Milestones
IL-18	*Engineered IL-18*	IND submission Q4 2025
IL-12	*Tumor-targeted self-assembling split IL-12*	Candidate nomination projected in 2024

1. Subject to event accrual
2. Subject to patient enrollment

6

Abbrev.: **IL**: interleukin; **IV**: intravenous; **LFIV:** less frequent IV dosing; **OS**: overall survival; IND: Investigational New Drug

© 2024 MURAL ONCOLOGY. All rights reserved.

Today’s Agenda Nemvaleukin clinical proof of concept Monotherapy and combination therapy across broad range of solid tumors Unmet need in platinum-resistant ovarian cancer Current treatment options and gaps ARTISTRY-7 overview: PROC Trial design, powering assumptions, progress update Mucosal melanoma and the need for dedicated treatments Differences of disease and current standard of care ARTISTRY-6 overview: mucosal melanoma Trial design, powering assumptions, progress update Engineered IL-18 program Protein engineering and early data generation Conclusion and Q&A Ulka Vaishampayan, MD University of Michigan John Hays, MD, PhD The Ohio State University Vicki Goodman, MD Mural’s Chief Medical Officer Rich Carvajal, MD Northwell Health Cancer Institute Vicki Goodman, MD Mural’s Chief Medical Officer Jean Chamoun, PhD Mural’s Vice President, Research Caroline Loew, PhD and team

Ulka Vaishampayan, md University of michigan Nemvaleukin ALFA: CLINICAL PROOF OF CONCEPT

ARTISTRY-1: First-In-Human Trial of IV Nemvaleukin Global, Multicenter, Open-Label Phase 1/2 Trial

PART A: DOSE ESCALATION[1]

Selection of RP2D, 6 µg/kg

Median Prior lines of therapy
Part B Monotherapy Melanoma: 3
Part B Monotherapy RCC: 2
Part C Combination therapy: 3

DOSE EXPANSION

PART B: MONOTHERAPY[2]

RP2D: Nemvaleukin 6 µg/kg IV[2]

- Advanced melanoma (n=47): CPI pretreated
- Advanced RCC (n=27): CPI naive or pretreated

Objectives: safety and anti-tumor activity[3]

PART C: COMBINATION THERAPY

Nemvaleukin 3 or 6 µg/kg IV[2] + pembrolizumab 200 mg IV

Select advanced tumor cohorts (N=166):

- Safety run-in, nemvaleukin 1 µg/kg + pembro (n=3)
- C1: PD-(L)1 unapproved[4]: pretreated (n=42)
- C2: PD-(L)1 approved[4]: CPI pretreated (n=26)
- C3: PD-(L)1 approved[4]: CPI naive (n=26)
- C4: Monotherapy rollover (n=43)
- C5: Melanoma: treatment naive (n=3)
- C6: NSCLC: CPI relapsed (n=21)
- C7: HNSCC: CPI naive (n=2)

Objectives: safety and anti-tumor activity[3]

NCTO2799095
1. Patients from Parts A and B could roll over to Part C upon progression or stable disease (after ≥ 4 cycles) on monotherapy
2. Nemvaleukin daily Q5D, then off treatment for 9 days (cycle 1) or 16 days (cycle 2+)
3. ORR assessed by investigator (RECIST v1.1)
4. Nemvaleukin 3 µg/kg/d in C1-C4, 6 µg/kg/d in C5-C7. PD-(L)1 approved/unapproved indication based on FDA prescribing information and may have changed over time

Abbrev.: C1-7: Cohorts 1-7; **CPI**: checkpoint inhibitor; **HNSCC**: head & neck squamous cell carcinoma; **IV**: intravenous; **NSCLC**: non-small cell lung cancer; **ORR**: overall response rate; **PD-(L)1**: programmed death (ligand) 1; **RCC**: renal cell carcinoma; **RECIST**: Response Evaluation Criteria In Solid Tumors; **RP2D**: recommended phase 2 dose

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© 2024 MURAL ONCOLOGY. All rights reserved.

Clinical Pharamacodynamic Effects of Nemvaleukin are Distinct from HD IL-2, Preferentially Expanding Only Cytotoxic CD8+ T Cells and NK Cells Nemvaleukin data are from the 6 μg/kg cohort in Part A of ARTISTRY-1. For fold change plots, data are mean + SE (N=10). For time course plot, data are mean + SD (N=12). 1. Vaishampayan et al. Oral Abstract 2500 presented at ASCO 2022. 2. Bhatt et al. Poster P123 presented at SITC 2018. Abbrev: HD: high-dose; IL-2: interleukin-2; IV: intravenous; NK: natural killer; SD: Standard deviation; SE: Standard Error; TID: 3 times daily; Tregs: regulatory T cells Nemvaleukin: CD8+ T and NK cells preferentially expanded while Tregs remained suppressed Nemvaleukin1 High-Dose IL-22 High-dose IL-2 33 µg/kg IV TIDx5 Cycle 1 (14 days) Cycle 2 (21 days) 0 5 10 15 Day 25 30 35 40 0 500 1000 1500 2000 Absolute count (cells/L blood) 20 Total NK cells Total CD8+ T cells FOXP3+ Treg Immune cell expansion Cycles 1 – 2

ARTISTRY-1: Nemvaleukin Demonstrated Durable Monotherapy Responses in Melanoma (Part B)



Patients (prior lines of therapy)
6 mo
12 mo
18 mo
24 mo
30 mo
36 mo
42 mo
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144 152 160 168 176
Duration of treatment, weeks
M1
M2
C1
C2
C3
C4
SD
PD
PR
CR
Treatment ongoing
Rollover to Part C
Mucosal melanoma
Cutaneous melanoma

Patient	Prior therapies	Best overall response	Time on therapy (weeks)
M1	1: adj NIVO	PR	178 ▶
M2	1: adj NIVO	uPR	18
C1	6: adj NIVO, adj DAB/TRAM, adj VEM, adj BIN/ENCO, TVEC, TVEC/IPI	PR	88
C2	4: adj NIVO, LGK974, MK4621-002, BMS-98218/NIVO	PR	101 ▶
C3	2: adj IPI, PEMBRO	PR	31
C4	4: ATEZO/COB, NIVO, MV AGI-101H, CBP/PAC	uPR	19 (Part B) 10 (Part C)

Responses per RECIST v1.1

	All[a,b] (n=46)	Mucosal (n=6)
Best overall response, n (%)		
CR	0	0
PR	6 (13.0)[c]	2 (33.3)[d]
ORR, n (%) [95% CI]	6 (13.0) [4.9-26.3][c]	2 (33.3) [4.3-77.8][d]
DOR in weeks[d], Mean (SD) Median (range)	40.77 (55.6) [c] 16.75 (6.1-150.3)	78.2 (101.9)[d] 78.2 (6.1-150.3)

[a] Excludes 1 patient who did not meet tumor-evaluable criteria. [b] Patients with mucosal, cutaneous, uveal, acral included in 'All'. [C] Includes 4 confirmed PRs, 2 unconfirmed PRs, [d] 1 confirmed PR. [e] DOR for Part B only and does not include patients who rolled over to Part C; some patients may still be on treatment

- All responders had been on prior CPI therapy and progressed
- FDA Orphan Drug and Fast Track designations, as well as MHRA's ILAP Innovation Passport, granted in mucosal melanoma
- Data supported design of ARTISTRY-6 study

Data cut off Mar 27, 2023

Abbrev.: **adj**: adjuvant; **ATEZO**: atezolizumab; **BIN**: binimetinib; **CBP**: carboplatin; **CI**: confidence interval; **COB**: cobimetinib; **CPI**: checkpoint inhibitor; **CR**: complete response; **DAB**: dabrafenib; **DCR**: disease control rate (CR+PR+SD); **DOR**: duration of response; **ENCO**: encorafenib; **FDA**: US Food and Drug Administration; **IPI**: ipilimumab; **MHRA:** Medicines and Healthcare products Regulatory Agency; **MV**: melanoma vaccine; **NA**: not applicable; **NIVO**: nivolumab; **ORR**: overall response rate; **PAC**: paclitaxel; **PD**: progressive disease; **PEMBRO**: pembrolizumab; **PR**: partial response; **SD**: stable disease; **TRAM**: trametinib; **TVEC**: talimogene laherparepvec; **VEM**: vemurafenib. Data on file.

11

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MURAL ONCOLOGY

Case Study: 66-Year-Old Female with Urethral Melanoma (1 of 2)

M1

Dx

Melanoma

- Dx w primary urethral mucosal melanoma in Apr 2017
- Cystectomy & pelvic node dissection in Jun 2017

Prior Treatment

- Adjuvant nivolumab (Sep 2017 – Sep 2018)
- Recurrence 8 months after treatment completion
- Most recent disease progression: Sep 2019

Nemvaleukin Treatment

Artistry 1: October 2019 – termination of study (~44 mo)

Continuing treatment on EAP as of July 2024 (~57 months from Artistry-1 treatment start)

- Nemvaleukin therapy
- 6 µg/kg IV Nemvaleukin

Target Lesions (Axis mm)		Non-Target Lesions		
Lymph Node Retroperitoneal (31)	Lymph Node L iliac (18)	Lymph node iliac	Lymph node pelvic	Lymph node Retroperitoneal

On-Study Benefits

Change in Target Lesions from Baseline+	
Cycle 2	Stable Disease (SD): 8% increase
Cycle 4	SD: 17% reduction
Cycle 6-55	**Partial Response (PR)+:** 54% reduction at the time of study completion



ALKS 4230 Monotherapy
Reduction in Serum LDH
Lactate dehydrogenase (Units/L)
400
300
200
100
0
Normal range:
94 - 250 Units/L
C1-D1
C2-D1
C3-D1
C4-D1
C8-D1
C9-D1
C10-D1
C11-D1
C12-D1
C13-D1
Cycle - Day

Notable treatment-related AEs

- Immune-related SAE: Grade 2 iritis/vitritis treated w steroid eye drops
- Grade 3 transient hypotension managed w fluids (SAE)
- Grade 3/4 Neutropenia

+ per RECIST criteria

Artistry-1 Data cut off Aug 2, 2023, EAP cut-off July 2024

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MURAL ONCOLOGY

Case Study: 66-Year-Old Female with Urethral Melanoma (2 of 2): Target Lesion Shrinkage M1 EAP study Data cutoff July 2024 Mar 2020 Best response PR April 2017 66 y/o F dx of mucosal melanoma Sep 2017 – Sep 2018 Adjuvant nivolumab Nemvaleukin 6 μg/kg 2019 2018 2021 Sep 2019 Last documented PD 2020 Aug 2023 Ongoing PR (target lesions 54% at study completion) 1 of 2 target lymph node lesions SCREENING 10/9/2019 CYCLE 16 9/21/2021 (+~13 months) Oct 2019 – Aug 2023 (~44 months) EAP roll-over Jul 2024 Ongoing PR Artistry-1 Part B, melanoma cohort. Data cutoff Aug 2, 2023

ARTISTRY-1: Nemvaleukin Demonstrated Durable Monotherapy Responses in RCC (Part B) Responses per RECIST v1.1. CABO, cabozantinib; CPI, checkpoint inhibitor; CR, complete response; DCR, disease control rate (CR+PR+SD); DOR, duration of response; IPI, ipilimumab; mo, months; NIVO, nivolumab; ORR, overall response rate (CR+PR); PD, progressive disease; PR, partial response; RCC, renal cell carcinoma; SD, stable disease; SUN, sunitinib. RCC (n=22)a Best overall response, n (%) CR 0 PR 4 (18.2)b ORR, n (%) [95% CI] 4 (18.2) [5.2-40.3] Median DOR,c weeks (range) 15.6 (12.3-39.0) a N= 27 (56% received prior CPI), however 5 patients did not meet tumor-evaluable criteria bIncludes 3 confirmed PRs and 1 unconfirmed PR. cDOR is for Part B only and does not include rollover to Part C; some patients may still be on treatment. Clinically meaningful responses observed All responders had been on prior CPI therapy and progressed Vaishampayan U et al. Poster presented at the ASCO Meeting, Chicago, IL, June 3 - 7, 2022 Data cut off Oct 29, 2021 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 2 6 10 14 18 22 26 30 34 38 42 46 50 54 58 62 66 70 74 78 82 86 (2) (2) (5) (7) (2) (2) (2) (3) (3) (5) (2) (2) (1) (2) (1) (2) (3) (1) (1) (3) (1) (8) (2) (3) (1) (1) (5) Patients (prior lines of therapy) RCC patients with response Time on therapy (weeks) Patient Prior therapies 2: SUN, NIVO 63 ► 1: IPI/NIVO/(CABO or placebo) 24 (Part B), 23 ► (Part C) 1: IPI/NIVO 34 ► 1: IPI/NIVO 24 ► 1 2 3 4 1 3 4 2 Treatment ongoing Rollover to combination PR SD PD Duration of treatment (weeks) 6 mo 12 mo 18 mo

ARTISTRY-1: Nemvaleukin Combination Treatment with Pembrolizumab Demonstrated Durable Responses



Cohort 1
Patients (prior lines of therapy)
Ovarian cancer (5)
Ovarian cancer (2)
Ovarian cancer (5)
Breast cancer (8)
Ovarian cancer (6)
Esophageal cancer (1)
Ovarian cancer (6)
Breast cancer (7)
Colorectal cancer (3)
Sarcoma (2)
Pancreatic cancer (3)
Ovarian cancer (5)
Head and neck cancer (3)
Colorectal cancer (4)
Colorectal cancer (6)
Ovarian cancer (2)
Non-small-cell lung cancer (2)
Colorectal cancer (2)
Sarcoma (3)
Ovarian cancer (5)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (3)
Colorectal cancer (2)
Ovarian cancer (3)
Ovarian cancer (5)
Colorectal cancer (3)
Sarcoma (8)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (2)
Ovarian cancer (6)
Breast cancer (3)
Colorectal cancer (6)
Sarcoma (1)
Uterine cancer (6)
Sarcoma (4)
Sarcoma (2)
Ovarian cancer (4)
Colorectal cancer (2)
Pancreatic cancer (2)
Ovarian cancer (3)
OC1
OC2
OC3
OC4
ES
PC
6 mo
12 mo
18 mo
24 mo
30 mo
36 mo
42 mo
48 mo
54 mo
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144 152 160 168 176 184 192 200 208 216 224
Duration of treatment, weeks
SD
PD
PR
CR
Treatment ongoing
PC Pancreatic cancer
OC Platinum-resistant ovarian cancer
ES Esophageal cancer

PROC patients with response

Patient	Prior therapies	Best overall response	Time on therapy (weeks)
OC1	5: CBP/PAC/BEV, CDDP/GEM, CBP/PLD, PCA, CBP/DOC	CR	220 ▶
OC2	2: CBP/PAC/DOC, CBP/DOC/NIR/TAM	CR	115
OC3	6: CBP/PAC, NIR, PLD/BEV, CBP/GEM, TOP, NIR	PR	75
OC4	6: CBP/PAC, CBP/PLD, CBP/BEV, PAC/BEV, BEV, PLD	uPR	36

Best overall response n (%)	PROC (n=14)
CR	2 (14.3%)
PR	2 (14.3)*
ORR, n (%)	4 (28.6)*
DOR in weeks	27.6-130.4[1]

* Includes 1 confirmed PR, 1 unconfirmed PR

Of the 14 evaluable, investigator reported PROC patients, the median prior lines of ovarian cancer therapy was 5

Data cut off Mar 27, 2023
1. DOR data cut off Sept 27, 2023

Abbrev.: **BEV**: bevacizumab; **CBP**: carboplatin; **CDDP**: cisplatin; **CR:** complete response; **DOC**: docetaxel; **FDA**: Food and Drug Administration; **GEM**: gemcitabine; **mo**: month; **NIR**: niraparib; **PAC**: paclitaxel; **PCA**: paclitaxel albumin; **PD**: progressive disease; **PD-(L)1**: programmed death (ligand) 1; **PLD**: pegylated liposomal doxorubicin hydrochloride; **PR**: partial response; **PROC**: platinum-resistant ovarian cancer; **SD**: stable disease; **TAM**: tamoxifen; **TOP**: topotecan; **uPR**: unconfirmed PR. Data on file.

15

© 2024 MURAL ONCOLOGY. All rights reserved.

Case Study: 48-Year-Old Female with High-Grade Serous Ovarian Cancer BEV=bevacizumab, CBP=carboplatin, CDDP=cisplatin, GEM=gemcitabine. Dx in Aug 2014 On-Study Benefits Prior Treatment High Grade Serous Ovarian Cancer Jan. 7,  2019 – termination of study (On treatment ~52 months)* Nemvaleukin + pembrolizumab therapy 3 µg/kg IV Nemvaleukin ARTISTRY-1 Treatment Target Lesions (Axis mm) Non-Target Lesions L common iliac lymph node (20) Retroperitoneal lymph node OC1 Data cut off Aug 2, 2023 PD-L1 status: TPS = 20% BRCA status: wild-type HRD status: Proficient TMB Intermediate MSS Platinum-Resistant Line Therapy Duration (mos) Best Response 1 CBP/TAXOL®/AVASTIN® 5 SD 2 CDDP/GEM 4.6 SD 3 CBP/DOXIL® 4.6 SD 4 ABRAXANE® 3.8 SD 5 CBP/TAXOTERE® 4.6 PR Nemvaleukin + Pembrolizumab Normalization of CA-125 tumor marker Change in Target Lesions from Baseline Cycle 2 Stable Disease (SD) Cycle 4 Partial Response+ (PR): 60% reduction Normalization of CA-125 Cycle 6 Confirmed PR+ Cycle 8 Complete Response (CR)+Ŧ: 60% reduction Cycle 10-52 Confirmed (CR)+Ŧ: 70% reduction Tolerated therapy well – no notable treatment-related AEs No SAEs reported Last dose of prior treatment Feb 22, 2018

Case Study: 83-Year-Old Female with High-Grade Serous Ovarian Cancer OC2 Dx Oct 2008 On-Study Benefits Prior Treatment High Grade Serous Ovarian Cancer Feb 2020 – April 2022 (On treatment ~26+ months) Nemvaleukin + pembrolizumab therapy 3 µg/kg IV Nemvaleukin ARTISTRY-1 Treatment Target Lesions (Axis mm) Non-Target Lesions R hemi-pelvic mass (97) R retroperitoneal nodule (34) None Data cut off Aug 2, 2023 PD-L1 status: unknown BRCA status: wild-type HRD status: unknown TMB status: unknown Micro-satellite unknown Platinum-Resistant Line Therapy Duration (mos) Best Response 1 CBP/TAXOL®/TAXOTERE® 4 Not Evaluable 2 CBP/ZJL/TAM/TAXOTERE® 6 CR Last dose of prior treatment Dec 7, 2018 Change in Target Lesions from Baseline Cycle 2 Stable Disease (SD): 6% reduction Cycle 4 Partial Response (PR)+: 55% reduction Cycle 6 Confirmed PR+: 68% reduction Cycle 8-22 PR+: 76-95% reduction Cycle 24-32 Complete Response (CR): 100% reduction > 80% decrease in target lesion in right pelvis D/C study due to pt death (due to colonic perforation not related to study treatment) Notable treatment-related AEs Grade 3 neutropenia +per RECIST criteria.

Nemvaleukin's Adverse Event Profile in ARTISTRY-1 Was Consistent with Our Expectations Based on its Mechanism of Action

Dose expansion: monotherapy (Part B) and combination therapy (Part C)



Pyrexia 64 1 49
Neutropenia/Neutrophil count decreased 8 49 21 7
Chills 42 5 55
Nausea 38 27
Hypotension 31 3 21
Aspartate aminotransferase increased 26 5 5 10
Alanine aminotransferase increased 23 7 3 12
Anemia 18 10 11 10
Fatigue 23 1 4 25
Headache 20 16
Vomiting 19 16
Decreased appetite 18 1 12
Tachycardia 14 17
Dyspnoea 11 2 6
Thrombocytopenia 11 2 9
Lymphopenia 4 3 10 5
Diarrhea 5 15
White blood cell count decreased 5 1 11
Monotherapy Part B (N=74)
Combination Part C (N=166)
70 60 50 40 30 20 10 0 10 20 30 40 50 60 70
Patients (%)
Grade 3-4
Grade 1-2
Grade 3-4
Grade 1-2

Data as of March 27, 2023

- Administered on outpatient basis; most frequent AEs were manageable with supportive care
- AE profile consistent with nemvaleukin mechanism of action
- Monotherapy safety profile was similar to combination, with no additive toxicity
- Most frequently observed grade 3-4 TRAE: neutropenia[1]
  - Not associated with risk of serious infections or febrile neutropenia
- No capillary leak events reported in ART-1
- TRAEs leading to discontinuation: 4% (monotherapy)[2], 4% (combination)[3]

1. Includes neutropenia and neutrophil count decreased
2. TRAEs leading to discontinuation in monotherapy were Gr3 failure to thrive, Gr3 bronchospasm, Gr2 ECG T wave abnormal, and Gr1 cardiac troponin increase
3. TRAEs leading to discontinuation in combination were Gr5 starvation, Gr3 arthralgia, Gr3 fatigue, Gr3 pneumonia, and Gr2 cytokine release syndrome

Part C includes patients who received nemvaleukin at 1, 3, or 6 μg/kg IV in combination with pembrolizumab 200 mg IV. Data as of Mar 27, 2023 . Data on file.

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John hays, md, phd The ohio state university comprehensive cancer center Unmet need in platinum-resistant ovarian cancer

•. 2023 Jan 20;41(3):609-617

Platinum Resistant Ovarian Cancer (PROC)

- Ovarian cancer is the second most common gynecologic malignancy but most common cause of gynecologic cancer death in US (~20-25K cases per year)
- No commonly agreed upon early detection test
- 75% of patients diagnosed at advanced stage (Stage III-IV)
    - Primary treatment is systemic chemotherapy/surgery ± maintenance therapy



Progression-free Survival in Overall Population
Hazard ratio for disease progression or death, 0.62 (95% CI, 0.50–0.76)
P<0.001
Progression-free Survival (%)
Niraparib
Placebo
Months since Randomization
No. at Risk
Niraparib 487 454 385 312 295 253 167 111 94 58 29 21 13 4 0
Placebo 246 226 177 133 117 90 60 32 29 17 6 6 4 1 0



Group Median 95% CI
Rucaparib 20.2 15.2 to 24.7
Placebo 9.2 8.3 to 12.2
Log-rank P < .0001
HR, 0.52; 95% CI, 0.40 to 0.68
PFS (%)
Time (months)
No. at risk (events):
Rucaparib 427 (0) 398 (15) 351 (57) 298 (101) 245 (149) 213 (176) 190 (193) 151 (207) 114 (214) 67 (224) 42 (226) 23 (229) 7 (230) 0 (230)
Placebo 111 (0) 97 (11) 72 (34) 60 (44) 42 (61) 39 (64) 31 (69) 18 (75) 14 (76) 8 (78) 5 (78) 3 (78) 1 (78) 0 (78)



Patients Free from Disease Progression and Death (%)
Olaparib plus bevacizumab
Placebo plus bevacizumab
Hazard ratio for disease progression or death, 0.59 (95% CI, 0.49–0.72)
P<0.001
Months since Randomization
No. at Risk
Olaparib plus bevacizumab 537 513 461 433 403 374 279 240 141 112 55 37 12 3 0
Placebo plus bevacizumab 269 252 226 205 172 151 109 83 50 35 15 9 1 1 0



Olaparib (n = 260)
Placebo (n = 131)
Events, No. (%) 135 (51.9) 98 (74.8)
Median TFST, months 64.0 15.1
HR 0.37 (95% CI, 0.28 to 0.48)
Patients Free From First Subsequent Therapy or Death (%)
51.2
45.3
22.5
20.6
Olaparib
Placebo
Time Since Random Assignment (months)
No. at risk:
Olaparib 260 240 223 203 190 160 147 141 132 125 119 115 111 102 75 31 5 0
Placebo 131 114 79 55 45 39 32 28 26 25 25 24 24 23 18 4 1 0

Clockwise from top left: Gonzales Martin et al N Engl J Med 2019;381:2391-2402; Monk et al JCO 2022; 40(34):3952-3964; Ray-Coquard et al N Engl J Med 2019;381:2416-2428; DiSilvestro et al JCO 2023 Jan 20;41(3):609-617

What do we do when patients recur? Oronsky et al Med Onc 2017 Med Oncol 2017 Jun;34(6):10

Platinum Resistance Almost all patients who recur will become platinum resistant… Aurelia Chemotherapy w/wo bevacizumab Improved PFS but not OS Pujade-Loraine JCO 2014 May 1;32(13):1302-8

Antibody Drug Conjugates Two new approvals in last 2 years Mirvetuximab Sorevtansine (FRa) Trastuzumab Deruxtecan (HER2) What about the last 10 years? Moore et al Annals of Oncology Volume 32, Issue 6, June 2021, Pages 757-765 Meric Burnstam et al JCO 2024 Jan 1;42(1):47-58.

What about the last 10 years? Many agents tested: Immune therapy Checkpoint inhibitors (PD1/PD-L1, CTLA4, TIGIT, etc…) Novel antigen delivery/recognition (NY-ESO, CA125) Bispecific T-Cell Engagers (BiTE) CAR-T/TCR Underwhelming performance 10-15% RR for single agents Increased for combinations (e.g. PD-L1/CTLA4) but at increased toxicity cost

What About the Future? ADCs are great, but… Limited population with marker FRa high – 30-60% HER2 2/3+ – 30% IO therapy has promise but monotherapy has limitations Smart combinations are the way forward

Vicki goodman, md chief medical officer Artistry-7 overview

ARTISTRY-1: Nemvaleukin Combination Treatment with Pembrolizumab Demonstrated Durable Responses



Cohort 1
Patients (prior lines of therapy)
Ovarian cancer (5)
Ovarian cancer (2)
Ovarian cancer (5)
Breast cancer (8)
Ovarian cancer (6)
Esophageal cancer (1)
Ovarian cancer (6)
Breast cancer (7)
Colorectal cancer (3)
Sarcoma (2)
Pancreatic cancer (3)
Ovarian cancer (5)
Head and neck cancer (3)
Colorectal cancer (4)
Colorectal cancer (6)
Ovarian cancer (2)
Non-small-cell lung cancer (2)
Colorectal cancer (2)
Sarcoma (3)
Ovarian cancer (5)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (3)
Colorectal cancer (2)
Ovarian cancer (3)
Ovarian cancer (5)
Colorectal cancer (3)
Sarcoma (8)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (2)
Ovarian cancer (6)
Breast cancer (3)
Colorectal cancer (6)
Sarcoma (1)
Uterine cancer (6)
Sarcoma (4)
Sarcoma (2)
Ovarian cancer (4)
Colorectal cancer (2)
Pancreatic cancer (2)
Ovarian cancer (3)
OC1
OC2
OC3
OC4
ES
PC
6 mo
12 mo
18 mo
24 mo
30 mo
36 mo
42 mo
48 mo
54 mo
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144 152 160 168 176 184 192 200 208 216 224
Duration of treatment, weeks
SD
PD
PR
CR
Treatment ongoing
PC Pancreatic cancer
OC Platinum-resistant ovarian cancer
ES Esophageal cancer

PROC patients with response Patient	Prior therapies	Best overall response	Time on therapy (weeks)
OC1	5: CBP/PAC/BEV, CDDP/GEM, CBP/PLD, PCA, CBP/DOC	CR	220 ▶
OC2	2: CBP/PAC/DOC, CBP/DOC/NIR/TAM	CR	115
OC3	6: CBP/PAC, NIR, PLD/BEV, CBP/GEM, TOP, NIR	PR	75
OC4	6: CBP/PAC, CBP/PLD, CBP/BEV, PAC/BEV, BEV, PLD	uPR	36

Best overall response n (%)	PROC (n=14)
CR	2 (14.3%)
PR	2 (14.3)*
ORR, n (%)	4 (28.6)*
DOR in weeks	27.6-130.4[1]

* Includes 1 confirmed PR, 1 unconfirmed PR

Of the 14 evaluable, investigator reported PROC patients, the median prior lines of ovarian cancer therapy was 5

Data cut off Mar 27, 2023
1. DOR data cut off Sept 27, 2023

27

Abbrev.: **BEV**: bevacizumab; **CBP**: carboplatin; **CDDP**: cisplatin; **CR:** complete response; **DOC**: docetaxel; **FDA**: Food and Drug Administration; **GEM**: gemcitabine; **mo**: month; **NIR**: niraparib; **PAC**: paclitaxel; **PCA**: paclitaxel albumin; **PD**: progressive disease; **PD-(L)1**: programmed death (ligand) 1; **PLD**: pegylated liposomal doxorubicin hydrochloride; **PR**: partial response; **PROC**: platinum-resistant ovarian cancer; **SD**: stable disease; **TAM**: tamoxifen; **TOP**: topotecan; **uPR**: unconfirmed PR. Data on file.

© 2024 MURAL ONCOLOGY. All rights reserved.

MURAL ONCOLOGY

ARTISTRY-7: Phase 3 / Potentially Registrational Study for Platinum-Resistant Ovarian Cancer

Investigational Nemvaleukin IV + Pembrolizumab versus Chemotherapy

Final Enrollment: 456 patients (vs 448 planned)

Randomization
3:1:1:3
Futility analysis completed for monotherapy arms

Key eligibility criteria

- Platinum-resistant/refractory epithelial ovarian, fallopian tube, or primary peritoneal cancer
- At least 1L of systemic platinum therapy and ≤5L of systemic platinum-resistant therapy
- Prior bevacizumab treatment
- Measurable disease by RECIST v1.1

Arm 1
Nemvaleukin IV 6 µg/kg + Pembrolizumab[1] IV 200 mg
21-day cycle
Daily IV | 16-day nontreatment period

Arm 2
Pembrolizumab[1] IV 200 mg
21-day cycle
20-day nontreatment period

Arm 3
Nemvaleukin IV 6 µg/kg
21-day cycle
Daily IV | 16-day nontreatment period

Arm 4
Investigator's Choice Single-Agent Chemotherapy

- **PLD IV**, 40 mg/m^2 (Day 1 of 28-day cycle)
- **Paclitaxel IV**, 80 mg/m^2 (Days 1, 8, 15, and 22 of 28-day cycle)
- **Topotecan IV**, 4 mg/m^2 (Days 1, 8, and 15 of 28-day cycle)
- **Gemcitabine IV**, 1000 mg/m^2 (Days 1 and 8 of 21-day cycle)

Key Endpoints

Primary outcome measure:
- Overall survival (OS)

Secondary outcome measures:
- PFS, ORR, DCR, DOR, and TTR
- CA-125 response
- TEAEs

Clinical trial and supply agreement with MSD (a tradename of Merck & Co., Inc. Rahway, NJ, USA)

Conduct of trial is in association with The GOG Foundation, Inc. (GOG), the European Network of Gynaecological Oncological Trial groups (ENGOT), and the Asia-Pacific Gynecologic Oncology Trials Group (APGOT)

↓ Pembrolizumab dosing ↓ Nemvaleukin dosing

[a] Alternative topotecan regimen: 1.25 mg/m^2 on Days 1-5 of 21-d cycles
[b] Response per RECIST v1.1
[c] Response per GCIG

1. Pembrolizumab may be administered up to 35 cycles.

Abbrev.: **CA-125**: cancer antigen-125; **DCR**: disease control rate; **DOR**: duration of response; **GCIG**: Gynecologic Cancer InterGroup; **IV**: intravenous; **ORR**: objective response rate; **PFS**: progression-free survival; **PLD**: pegylated liposomal doxorubicin; **RECIST**: Response Evaluation Criteria in Solid Tumors; **TEAE**: treatment-emergent adverse event; **TTR**: time to response

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ARTISTRY-7: Futility Criteria for Monotherapy Arms Smaller Single Agent Arms to Assess Contribution of Components Futility criteria for Arm 2: Based on Keynote-100 trial, where single agent pembro was evaluated in 376 patients with PROC with a response rate of 8% Futility in ARTISTRY-7 trial defined as <2 confirmed complete or partial responses in the first 12 patients enrolled This arm was closed to further enrollment for futility in August 2023 after enrolling 27 patients Arm 4 Investigator's Choice Single-Agent Chemotherapy PLD IV, 40 mg/m2 (Day 1 of 28-day cycle) Paclitaxel IV, 80 mg/m2 (Days 1, 8, 15, and 22 of 28-day cycle) Topotecan IV, 4 mg/m2 (Days 1, 8, and 15 of 28-day cycle) Gemcitabine IV, 1000 mg/m2 (Days 1 and 8 of 21-day cycle) 16 days nontreatment period 20 days nontreatment period Abbrev.: CA-125: cancer antigen-125; DCR: disease control rate; DOR: duration of response; GCIG: Gynecologic Cancer InterGroup; IV: intravenous; ORR: objective response rate; PFS: progression-free survival; PLD: pegylated liposomal doxorubicin; RECIST: Response Evaluation Criteria in Solid Tumors; TEAE: treatment-emergent adverse event; TTR: time to response Arm 1 Nemvaleukin IV 6 µg/kg + Pembrolizumab IV 200 mg Daily IV 21-day cycle Arm 2 Pembrolizumab IV 200 mg 21-day cycle Arm 3 Nemvaleukin IV 6 µg/kg Daily IV 16-day nontreatment period 21-day cycle 16-day nontreatment period 20-day nontreatment period Futility criteria for Arm 3: Based on two phase 2 trials using different doses and schedules of aldesleukin with consistent response rates of approx. 25%, including some patients with durable CRs1 At least 1 patient among first 24 enrolled to achieve ORR or SD for at least 3 months needed to continue enrollment Nemvaleukin single agent arm met the threshold to continue and enrolled a total of 55 patients 1. Edwards et al. “Comparison of toxicity and survival following intraperitoneal recombinant interleukin-2 for persistent ovarian cancer after platinum: twenty-four-hour versus 7-day infusion.” Journal of Clinical Oncology, November 1, 1997; Vlad et al. “A phase II trial of intraperitoneal interleukin-2 in patients with platinum-resistant or platinum-refractory ovarian cancer.” Cancer Immunology and Immunotherapy. February 2010.

ARTISTRY-7: Enrollment and Statistical Assumptions Arm 4 Investigator's Choice Single-Agent Chemotherapy PLD IV, 40 mg/m2 (Day 1 of 28-day cycle) Paclitaxel IV, 80 mg/m2 (Days 1, 8, 15, and 22 of 28-day cycle) Topotecan IV, 4 mg/m2 (Days 1, 8, and 15 of 28-day cycle) Gemcitabine IV, 1000 mg/m2 (Days 1 and 8 of 21-day cycle) 16 days nontreatment period 20 days nontreatment period Abbrev.: CA-125: cancer antigen-125; DCR: disease control rate; DOR: duration of response; GCIG: Gynecologic Cancer InterGroup; IV: intravenous; ORR: objective response rate; PFS: progression-free survival; PLD: pegylated liposomal doxorubicin; RECIST: Response Evaluation Criteria in Solid Tumors; TEAE: treatment-emergent adverse event; TTR: time to response Arm 1 Nemvaleukin IV 6 µg/kg + Pembrolizumab IV 200 mg Daily IV 21-day cycle Arm 2 Pembrolizumab IV 200 mg 21-day cycle Arm 3 Nemvaleukin IV 6 µg/kg Daily IV 16-day nontreatment period 21-day cycle 16-day nontreatment period 20-day nontreatment period Final Enrollment Across Experimental Arms: 374 patients enrolled (approximately 187 per arm) Enrollment stratified by PD-L1 expression levels, histological subtype, and choice of chemotherapy Overall Survival Expectations and Rationale: OS will be the only hypothesis tested endpoint, with alpha controlled at 2.5% (one sided) Expected OS benchmarked using several historical phase 3 trials: Studies differed in eligibility, particularly concerning lines of prior therapy, and with respect to our study Most allowed </= 3 prior lines of therapy and had median OS on chemo control arm between 8 and 13 months Protocol assumptions are a median OS of 10 months for chemotherapy arm and median OS of 14.3 months for Arm 1 (nemvaleukin + pembrolizumab) Final Enrollment ~187 ~187 27 55 456 patients

ARTISTRY-7 Interim Analysis Readout Expected Late Q1 or Early Q2 2025 Events: ~215 events for interim analysis estimated by late Q4 2024 or early Q1 2025 Data Readout: OS IA readout in late Q1 or early Q2 2025 EVENTS AND STATISTICS # of Events: Protocol specified interim analysis (IA) for overall survival (OS) will occur at 75% of events (~215 of 286 total events) Alpha Spend: Cumulative alpha spend at interim analysis is 1-sided, 0.0096 Hazard Ratio: Maximum hazard ratio for success is 0.727 (a 27.3% reduction in the risk of death1) TIMING 1. Assuming exactly 215 events

ARTISTRY-7 Interim Analysis (IA): Potential Outcomes

	IA Readout	Q1 or early Q2 2025	Next Steps		
1	Hazard Ratio Meets Bar for Success →	Study Declared Positive →	File BLA for PROC in 2025		
2a	Hazard Ratio Not Met →	Decision to Continue to Final Analysis →	File BLA for PROC in 2026 →	Hazard Ratio Meets Bar for Success →	File BLA for PROC in 2026
2b	Hazard Ratio Not Met →	Decision to Terminate Study			

Final analysis at ~286 events

- 85% power to demonstrate a 30% reduction in the risk of death, or target hazard ratio of 0.7 with cumulative alpha spend (1-sided, 0.025)
- Maximum hazard ratio for success at final OS: 0.788[1]
- Clinically meaningful minimum median difference in OS of 2.7 months

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RICH CARVAJAL, md Northwell health cancer institute MUCOSAL MELANOMA & THE NEED FOR DEDICATED TREATMENTS

Mucosal Melanoma: A Rare Melanoma Subtype Melanoma in Non-Sun Damaged Skin Melanoma in Sun Damaged Skin Acral Melanoma Mucosal Melanoma Conjunctival Melanoma 80% <10% <5% <2% <1% Uveal Melanoma <5%

The Clinical Heterogeneity of Mucosal Melanoma

Head and Neck Mucosa (55%)

- **Location**
  - Nasal Cavity, 49%
    - Lateral nasal wall
    - Turbinates
  - Paranasal Sinuses, 10%
    - Maxillary sinus
    - Ethmoid sinus
  - Oral Cavity, 41%
    - Hard palate
    - Upper alveolus
- **Symptoms**
  - Sinonasal: Nasal obstruction, epistaxis, loss of smell, pain, proptosis, diplopia
  - Oral Cavity: Bleeding, ulceration, discoloration, ill-fitting dentures


Paranasal Sinuses
Frontal sinus
Ethmoid sinus
Nasal cavity
Maxillary sinus
Sphenoid sinus
Pharynx
(throat)


rectum
anus


Ovary
Bladder
Urethra
Anus
Vagina
Vulva

Anorectal Mucosa (24%)

- **Location**
  - – Anal Canal, 33%
  - – Anorectal, 25%
  - – Rectal, 42%
- **Symptoms**
  - – Rectal bleeding, painful defecation, anorectal masses, “hemmorrhoids”

Vulvovaginal Mucosa (18%)

- **Location**
  - – Vulvar, 90%
  - – Vaginal, 10%
- **Symptoms**
  - – Vulvar: Pruritis, bleeding, ulceration
  - – Vaginal: Vaginal discharge, dysparenuria, vaginal mass

Northwell Health®
Cancer Institute

Carvajal RD et al. JNCCN 2012.
Prasad et al. Head and Neck 2006.

CheckMate 172 (n=1008): OS with Nivolumab by Subtype Subtype n Median OS (mos) Non-Acral Cut Melanoma 723 25.3 (95% CI, 20.9 – 28.9) Ocular Melanoma 103 12.6 (95% CI, 10.2 – 15.1) Mucosal Melanoma 63 11.5 (95% CI, 6.4 – 15.0) Acral Melanoma 55 25.8 (95% CI, 15.1 – 30.6) Other 64 21.8 (95% CI, 9.8 – NR) Nathan et al, Eur J of Ca 2019.

International Real World Data Experience (n = 545) Dimitriou F et al. Ann Oncol, 2022. Data on patients from 25 centers in Australia, Europe, USA and Asia Median follow-up of 31 months (95% CI, 17-54) Progression-Free Survival Overall Survival

Most Recent FDA Approvals by Indication Cutaneous Melanoma Lifileucel (February 2024) Basal Cell Ca Cemiplimab (Feb 2021) Merkel Cell Ca Retifanlimab (March 2023) cSCC Pembrolizumab (June 2019) Acral Melanoma None Mucosal Melanoma None Uveal Melanoma Hepzato Kit (Aug 2023) FDA Approvals for Melanoma and Cutaneous Malignancies

Completed Clinical Trials in Mucosal Melanoma Setting Study Phase n Treatment Arm(s) Results Neoadjuvant Mao et al, ASCO 2023 2 19 Lenvatinib + Pembro 32% path RR in resected population (n=15) Lian et al, Ann Oncol 2024 2 29 Toripalimab + Axitinib 33% path RR in resected population (n=24) Adjuvant Lian et al, JCO 2013 2 189 Obs vs HDI vs Cis/TMZ RFS and OS improved with Cis/TMZ vs Obs or HDI Lian et al, ASCO 2018 3 204 HDI vs Cis/TMZ Primary Endpoint of RFS reached (15.5 vs 9.5 mos) in favor of chemo Lian et al, Ann Oncol 2022 2 145 Toripalimab vs HDI Similar RFS (13.6 vs 13.9 mos) and more favorable safety profile in favor of toripalimab Metastatic Sheng et al, JCO 2019; Li S, JITC 2022 1B 33 Toripalimab + Axitinib 48% ORR in chemo-naive patients (n=29); PFS 7.5 mos Nomura et al, Int J Clin Onc 2020 2 20 Nivolumab ORR 23.5% (n=17); PFS 12 mos; 1 yr OS rate 50% Yan et al, JCO 2021 2 114 Carbo/Taxol +/- Bev Primary Endpoint of PFS reached in favor of bevacizumab (4.8 vs 3.0 mos); OS 13.6 vs 9 mos in favor of bev Mao L, Clin Cancer Res 2022 2 43 Atezolizumab + Bev ORR 45%, median PFS 9.2 mos, median OS not reached Zhao L, JITC 2024 2 32 Camrelizumab + Apatinib ORR 43%, PSF 8 months

Limited Guidelines Available to Guide Management Smith HG et al. Eur J Cancer, 2020. NCCN Guidelines, Head and Neck Cancers. Nenclares et al. Eur J Cancer, 2020. Sinonasal and Oral Cavity Melanoma Anorectal and Vulvovaginal Melanoma

How do we manage advanced disease? Appropriate clinical trial if available CPI as SOC front-line therapy Targeted therapy as next line if actionable alteration present Carbo/Taxol/Bev Other chemotherapy regimens

Summary Mucosal melanoma is a rare melanoma subset with a distinct biology and a particularly poor prognosis There is no proven effective therapy in the perioperative or metastatic settings Only limited efforts are ongoing that are focused on developing novel therapies specifically for mucosal melanoma This patient population represents a significant unmet medical need

Vicki goodman, md chief medical officer Artistry-6 overview

Systematic Literature Review of Outcomes and Treatments in Post-Anti-PD-(L)1 Advanced Mucosal Melanoma

Systematic Literature Review (SLR) conducted to identify interventional and real-world (RW) studies assessing treatments and clinical outcomes in patients with advanced mucosal melanoma who have previously been treated with anti-PD-(L)1 therapy

11 RW studies

1 interventional study

TREATMENT OVERVIEW

- In the RW studies, post anti-PD-(L)1 treatments included checkpoint inhibitors (e.g., ipilimumab, and/or anti-PD-[L]1 rechallenge), cytotoxic agents, targeted therapies, radiation therapy, best supportive care, and treatments used off label such as tyrosine kinase inhibitors
- No cell therapy was reported in the RW studies
- In the interventional study, the reported post anti-PD-(L)1 treatment was lifileucel monotherapy, a tumor-infiltrating lymphocytes cell therapy

RW ORR Outcomes in Patients with Mucosal Melanoma Post Anti-PD-(L)1

0% to 25.0% ORR

- Four of the 11 RW studies reported ORR
- Each study contained 4-16 patients
- Patients received a variety of agents, including single agent and combination CPIs, kinase inhibitors, and combo CPI/kinase inhibitors
- ORR ranged from 0-25%, the latter in a sample size of 4

1 interventional study included 12 patients treated with lifileucil, a treatment with severe limitations, with a response rate of 50%

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MURAL ONCOLOGY

ARTISTRY-1: Nemvaleukin Demonstrated Durable Monotherapy Responses in Melanoma (Part B)



Patients (prior lines of therapy)
Duration of treatment, weeks
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144 152 160 168 176
6 mo 12 mo 18 mo 24 mo 30 mo 36 mo 42 mo
M1
M2
C1
C2
C3
C4
SD PD PR CR
Treatment ongoing
Rollover to Part C
Mucosal melanoma
Cutaneous melanoma

Patient	Prior therapies	Best overall response	Time on therapy (weeks)
M1	1: adj NIVO	PR	178 ▶
M2	1: adj NIVO	uPR	18
C1	6: adj NIVO, adj DAB/TRAM, adj VEM, adj BIN/ENCO, TVEC, TVEC/IPI	PR	88
C2	4: adj NIVO, LGK974, MK4621-002, BMS-98218/NIVO	PR	101 ▶
C3	2: adj IPI, PEMBRO	PR	31
C4	4: ATEZO/COB, NIVO, MV AGI-101H, CBP/PAC	uPR	19 (Part B) 10 (Part C)

Responses per RECIST v1.1

	All[a,b] (n=46)	Mucosal (n=6)
Best overall response, n (%)		
CR	0	0
PR	6 (13.0)[c]	2 (33.3)[d]
ORR, n (%) [95% CI]	6 (13.0) [4.9-26.3][c]	2 (33.3) [4.3-77.8][d]
DOR in weeks[d], Mean (SD) Median (range)	40.77 (55.6) [c] 16.75 (6.1-150.3)	78.2 (101.9)[d] 78.2 (6.1-150.3)

[a] Excludes 1 patient who did not meet tumor-evaluable criteria. [b] Patients with mucosal, cutaneous, uveal, acral included in 'All'. [C] Includes 4 confirmed PRs, 2 unconfirmed PRs, [d] 1 confirmed PR. [e] DOR for Part B only and does not include patients who rolled over to Part C; some patients may still be on treatment

- All responders had been on prior CPI therapy and progressed
- FDA Orphan Drug and Fast Track designations, as well as MHRA's ILAP Innovation Passport, granted in mucosal melanoma
- Data supported design of ARTISTRY-6 study

Data cut off Mar 27, 2023

Abbrev.: **adj**: adjuvant; **ATEZO**: atezolizumab; **BIN**: binimetinib; **CBP**: carboplatin; **CI**: confidence interval; **COB**: cobimetinib; **CPI**: checkpoint inhibitor; **CR**: complete response; **DAB**: dabrafenib; **DCR**: disease control rate (CR+PR+SD); **DOR**: duration of response; **ENCO**: encorafenib; **FDA**: US Food and Drug Administration; **IPI**: ipilimumab; **MHRA:** Medicines and Healthcare products Regulatory Agency; **MV**: melanoma vaccine; **NA**: not applicable; **NIVO**: nivolumab; **ORR**: overall response rate; **PAC**: paclitaxel; **PD**: progressive disease; **PEMBRO**: pembrolizumab; **PR**: partial response; **SD**: stable disease; **TRAM**: trametinib; **TVEC**: talimogene laherparepvec; **VEM**: vemurafenib. Data on file.

45

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MURAL ONCOLOGY

Cohort 2 of ARTISTRY-6: Phase 2 - Potentially Registrational Trial of Nemvaleukin in Mucosal Melanoma

Final Enrollment: 92 patients

Key eligibility criteria [1]

- Unresectable and/or metastatic mucosal melanoma
- Patient has received anti–PD(L)-1 ± anti–CTLA-4 therapy
- No more than 1 prior systemic therapy
- Measurable disease per RECIST v1.1
- ECOG PS 0-1

Cohort 2
Mucosal melanoma (N=90)
Nemvaleukin IV 6 µg/kg QDx5 Monotherapy

↓ ↓ ↓ ↓ ↓
Daily IV | 16-day nontreatment period → 21-day cycle[a]

Key endpoints

- **Primary:** ORR per RECIST v1.1 (by independent central review)
- **Key secondary:** DOR, PFS, DCR, TTR per RECIST v1.1 (by independent central review)

[a] With the exception of Cycle 1, which is 14 days (daily IV for 5 days + 9 days nontreatment), all cycles are 21 days[3]

↓ Nemvaleukin dosing

- ARTISTRY-6 also includes Cohorts 1, 3, and 4 which are designed to explore alternative dosing regimens of nemvaleukin, both as a monotherapy and in combination with pembrolizumab, in cutaneous melanoma

1. https://clinicaltrials.gov, NCT04830124

Abbrev.: **CTLA-4:** cytotoxic T-lymphocyte–associated antigen 4; **DCR**: disease control rate; **DOR**: duration of response; **ECOG PS**: Eastern Cooperative Oncology Group performance status; **IV**: intravenous; **ORR**: objective response rate; **PD-(L)1**: programmed death (ligand) 1; **PFS**: progression-free survival; **RECIST**: Response Evaluation Criteria in Solid Tumors; **TTR**: time to response

46

© 2024 MURAL ONCOLOGY. All rights reserved.

MURAL ONCOLOGY

ARTISTRY-6 Cohort 2: Assumptions on Final Data Cohort 2 of ARTISTRY-6 study expected to provide the most robust clinical dataset in advanced mucosal melanoma to date Primary analysis will occur when all patients have a minimum follow up of at least 6 months Target response rate: 25% We believe a response rate of 20-25% would be meaningful for patients and would support discussion with FDA around Biologics License Application (BLA) submission Trial designed so that at 25% response rate, lower bound of 95% confidence interval will exceed a 15% response rate Intend to discuss data with FDA in advance of BLA submission Potential accelerated approval with confirmatory evidence to be later submitted for conversion to regular approval Regulatory filing may be deferred if ARTISTRY-7 study continues to final analysis, pending the final outcome Abbrev.: BLA: Biologics License Application

Jean Chamoun, phD VICE PRESIDENT, RESEARCH Engineered il-18 program

Activates NK cells and antigen-experienced CD8+ T cells Restores activity in dysfunctional T cells Matures dendritic cells (DCs) IL-18R IL-18R MYD88 IL-18 Suppressed activity IL-18R IL-18R IL-18 IL-18BP IL-18BP IL-18BP overexpressed in the TME IL-18BP binds strongly to IL-18 minimizing it’s signaling IL-18 rapidly cleared from circulation Limited Application IL-18 is a Potent Stimulator of Innate and Adaptive Immunity, but with Key Limitations IL-18 Attractive Biology IL-18 Challenges

Mural Solution: Engineer an IL-18 with Optimized Characteristics NK / CD8+ T / DCs IL-18R IL-18R IL-18v IL-18BP IL-18BP-rich TME Engineer an active IL-18 molecule unaffected by IL-18BP presence Engineer an IL-18 with and extended half-life Optimize the IL-18 potency to fit its newly engineered profile Enhanced Anti-Tumor Activity Mural's Oncology IL-18: Engineered to Deliver a More Sustained Immune Response

--No Binding-- IL-18 huMOv1 IL-18 huMOv2 No Binding of Mural Oncology Variants to IL-18BP Broad Range of Potency Enhanced Pharmacokinetics Native HuIL-18 tight binding to IL18-BP No binding of MOV to IL18-BP huMOv1/2/3- human Mural Oncology variants IL18BP-resistant, half-life enhanced Preclinical Studies Demonstrated Enhanced Pharmacokinetics with an Optimized Potency and Maximal Resistance to IL-18BP Inhibition

Enhanced Pharmacokinetic Extended Pharmacodynamic muMOv1-mouse Mural Oncology variant IL18BP-resistant, half-life enhanced Mural’s Approach Achieves Intended Half-Life and Associated Pharmacodynamics Effects

Complete Responses and Survival Improvement Seen in Mural’s IL-18 Mouse Ortholog Variant Agent Dose (mg/kg) % TGI* Day 21 Complete Response Day 50 Probability of Survival Day 50 muMOv1 2.56 86% 2/10 40% muMOv1 5.12 93% 4/10 50% muMOv1 7.68 92% 5/10 50% *%TGI = % tumor growth inhibition, calculated before 1st animal in vehicle reached endpoint muMOv1- IL18BP-resistant, half-life enhanced mouse ortholog of Mural human variant The combination of IL-18BP resistance and half-life enhancement achieved desired effect

Key Takeaways: IL-18 Mural’s fit-for-purpose approach successfully engineered an IL-18 molecule with the desired profile: Maximal resistance to IL18-BP binding Enhance half-life compared to native IL-18 Optimized potency Clearly demonstrated desired efficacy with mouse ortholog variant IND filing by Q4 of 2025

CAROLINE LOEW, pHd WHY MURAL & WHY NOW?

Mural at a Glance

Phase 2/3

Late-Stage Trials:

- ✓ **Fully enrolled** for ARTISTRY-7 (Phase 3, PROC) and ARTISTRY-6 cohort 2 (Phase 2, mucosal melanoma)
- ✓ Ongoing discussions with FDA on ARTISTRY-6 potential **confirmatory evidence package**
- ✓ RP2D for **next generation dosing schedule** underway in ARTISTRY-6, cohorts 3 & 4 (phase 2, cutaneous melanoma)

2025 CATALYSTS:

- ➢ **Late Q1/Early Q2:** Interim OS for ARTISTRY-7[1]
- ➢ **Q2:** TLR Cohort 2 of ARTISTRY-6
- ➢ **1H:** PDR Cohort 3-mono of ARTISTRY-6 (Phase 2, CM)[2]
- ➢ **2H:** PDR Cohort 4-combo of ARTISTRY-6 (Phase 2, CM)[2]

Preclinical Assets:

4Q 2024: Candidate nominations for IL-18 and IL-12
4Q 2025: IL-18 IND submission

Cash Position:

Cash runway into 4Q 2025

Commercial Opportunity:

Significant opportunity in 2 indications with **limited available therapies** and planned indication expansion

1. Subject to event accrual
2. Subject to patient enrollment

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Abbrev.: **CM**: cutaneous melanoma; **IL-12:** interleukin-12; **IL-18:** interleukin-18; **MM**: mucosal melanoma; **OS**: overall survival; **PDR**: preliminary data readout; **PROC**: platinum resistant ovarian cancer; **RP2D**: recommended phase 2 dose; **TLR**: topline results

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Key Takeaways: ARTISTRY-7 Trial Design Assumptions and Progress Fully enrolled with 456 patients (versus 448 planned), with approximately 187 patients per experimental arm Futility analysis complete for monotherapy arms: Pembrolizumab monotherapy arm reached futility (defined as <2 confirmed CR or PR in the first 12 patients) in August 2023 after enrolling 27 patients Nemvaleukin arm required at least 1 patient among the first 24 to achieve a response or SD for at least 3 months to continue; this arm continued to enroll a total of 55 patients Design assumptions on overall survival endpoint, with alpha controlled at 2.5% (one sided): Chemo arm: estimated median OS of 10 months Nemva + pembro arm: estimated median OS of 14.3 months Projected readout on 75% of events in late Q1 or early Q2 2025

Key Takeaways: ARTISTRY-6 Cohort 2 Trial Assumptions and Progress Cohort 2 or ARTISTRY-6 study expected to provide the most robust clinical dataset in advanced mucosal melanoma to date Fully enrolled with 92 patients Target response rate: 25% Response rate of 20-25% would be meaningful for patients and would support discussion with FDA around Biologics License Application (BLA) Trial designed so that at 25% response rate, lower bound of 95% confidence interval will exceed a 15% response rate Potential for accelerated approval, and discussions with FDA on potential confirmatory evidence package ongoing Regulatory filing may be deferred if ARTISTRY-7 study continues to final analysis, pending the final outcome of ARTISTRY-7 Projected readout in Q2 2025

Q&A